INVESTOR DAY MAY 6, 2019

WELCOME Adam Bromley Director of Investor Relations

AGENDA TIME SESSION SPEAKER OVERVIEW ANTHONY DECHELLIS Chief Executive Officer FINANCIALS STEVEN GAVEN Chief Financial Officer ORGANIZATIONAL STRUCTURE ANTHONY DECHELLIS Chief Executive Officer 1:00 – 2:15 PLATFORM MAURA ALMY Chief Operating and Platform Officer PRIVATE BANKING, WEALTH & TRUST PAUL SIMONS President Private Banking, Wealth & Trust COMMERCIAL BANKING JAMES BROWN President Commercial Banking 2:15 – 3:30 Q&A ALL 3

FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of the management of Boston Private Financial Holdings, Inc. (the “Company”) and are subject to significant risks and uncertainties. The Company’s actual results could differ materially from those projected in the forward-looking statements as a result of, among other factors, the risk that the Company may not be successful in the implementation of its business strategy, along with the other risks and uncertainties detailed in the Company's Annual Report on Form 10-K and updated by the Company's Quarterly Reports on Form 10-Q and other filings submitted to the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made. 4

OVERVIEW Anthony DeChellis Chief Executive Officer

EXECUTIVE SUMMARY BPFH: A sweet spot for clients, talent, and shareholders SHAREHOLDER VALUE . Unique and attractive CLIENT VALUE financial profile . High returns on shareholder equity . Helping clients achieve . High contribution of ADVICE BASED better outcomes for noninterest income to SOLUTIONS ambitions that stretch revenue beyond financial . Low risk balance sheet INTEGRATED PRIVATE . Knowledgeable . Connectivity, wellness, BANKING, WEALTH relationship managers legacy . Desirable wealth- MANAGEMENT AND supported by teams of . oriented client base COMMERCIAL BANKING Connected community experts . . Established foundation Intelligent technology in key geographies that allows advisors to focus on the highest . Growing HNW/UHNW value add client activities market . A broad set of client services and financial services solutions 6

EVOLUTION OF BOSTON PRIVATE LEGACY STRUCTURE: CURRENT STATE: . Separately managed affiliates PRIMARY operating in multiple segments BRANDS Boston Private Financial Holdings Private CORE Banking, Commercial Private Banking BUSINESS Wealth & Banking Trust Wealth Management & Trust . HNW individuals . Private Partnerships Wealth Advisory TARGET . UHNW individuals . Privately held businesses CLIENT . Business owners . Nonprofits SEGMENTS Investment Management . Professional service firms 7

TRUSTED BRAND WITH REPUTATION FOR HIGHLY RESPONSIVE CLIENT SERVICE AND BROAD EXPERTISE 8

ESTABLISHED PRESENCE IN 5 OF TOP 10 US WEALTH MARKETS BOSTON AREA SAN FRANCISCO BAY AREA NEW YORK HNW RANK CITY WEALTH ($T) 1 NEW YORK $3,528 LOS ANGELES 2 LOS ANGELES 1,335 3 CHICAGO 1,163 4 WASHINGTON DC 957 5 SAN FRANCISCO 794 6 BOSTON 618 7 PHILADELPHIA 600 8 HOUSTON 572 9 DALLAS 513 FLORIDA 10 SAN JOSE 505 TOTAL $10,585 $6.8 TRILLION OF HNW WEALTH IN BPFH MARKETS 9 Source: CapGemini: 2015 US Wealth Report

BOSTON PRIVATE’S SIZE ALLOWS IT TO BE NIMBLE CURRENT $16.1 billion $6.8 billion $6.9 billion CLIENTS Total AUM Total Deposits Total Loans EMPLOYEE 756 54 BASE Total Employees Total Advisors Adapt more quickly than larger competitors Poised for growth 10 Figures as of 3/31/19

THE OPPORTUNITY TOTAL INVESTABLE ASSETS BY WEALTH TIER ($TRLN) WEALTH TRANSFER IN UPCOMING YEARS ($TRLN) From 2011 – 2017, 75% of AUM growth came from Wealth transfer set to accelerate. Helping families households with more than $5 million of investable assets with next generation planning is core to our strategy 30.4 $37.3 12.7 WEALTH TIER ($TRLN) 16.1 $10MM+ 4.7 3.8 $5-10MM 2.5 5.0 $11.5 $2-5MM 3.5 $8.2 $8.9 $250k-$2MM+ 6.2 4.8 $2.3 <$250K 1.5 1.8 2017 - 2022 - 2027 - 2032 - 2037 - 2011 2017E 2021 2026 2031 2036 2041 11 Source: Cerulli US HNW & UHNW Markets 2018

CHANGING NEEDS AND EXPECTATIONS OF CLIENTS CREATES AN OPPORTUNITY FOR FIRMS TO REMAKE THE CLIENT EXPERIENCE Business Unit Product Sales Static Plans Advisor-Centric Relationship Wealth Banking Insurance Advisor Product Agency as OLD obstacle to Pitch Annual Tax Quarterly Marketing Solutions Focused “best interest” MODEL • Mutual • Checking • Term Life Review Review Statement Drop Funds • Saving • Whole Life • Annuities • Mortgage • Disability • Equities • Personal • Fixed Loan Income Personalized Institutional Client Outcome Focused Dynamic Planning Relationship Managed and Optimized Ongoing goal 24/7 connection Empowering Household Balance Sheet NEW modeling & and advice technology forecasts MODEL Quant-driven Actively Managed Client Goals Client Customized Inv mgt Driven solutions / Service experiences Access to “Client in Control” for Selection the “Always on” client teams of Tailored market Multi-channel, experts insights & solutions dynamic client interface Conflict Free 12

BOSTON PRIVATE’S VISION . Client interests and aspirations drive core offering . Conflict free advice and platform . ETHOS Capabilities driven strategy focused on desired outcomes . Responsible citizenship . Uncompromising integrity . Holistic advisory approach managing both sides of balance sheet . Deliver the full capabilities of the firm to all clients VALUE CREATION . Empowering technology . Boston Private networks and communities to help clients achieve their “WHY” MISSION . Helping clients identify the mission of their “WHY” of wealth and to make it a reality . Solutions driven, not product driven STRUCTURE . Client-centric . Relentless thinking and innovation regarding the client experience . To be at the forefront of creating new sources of client value ASPIRATION . A standard bearer for service excellence . A continued progression toward an industry leading client experience 13

AD A BROAD SET OF CLIENT SERVICES AND FINANCIAL SERVICES SOLUTIONS ARE NECESSARY FOR A COMPETITIVE OFFERING BANKING LENDING Knowledgeable relationship managers supported by teams of experts CLIENT TRUST Empowering Technology INVESTMENTS 14

CREATING VALUE FOR CLIENTS IS ABOUT HELPING THEM ACHIEVE BETTER OUTCOMES FOR AMBITIONS THAT STRETCH BEYOND FINANCIAL CONNECTIVITY POWERFUL NETWORK OF PEERS WELLNESS HEALTH EDUCATION WHY CLIENT UNIQUE EXPERIENCES . FINANCIAL SECURITY LEGACY . NEXT GENERATION PREPAREDNESS PHILANTHROPY . IMPACT: FAMILY, COMMUNITY, WORLD ENGAGING THE NEXT . HAPPINESS & PERSONAL FULFILLMENT GENERATION 15

FINANCIALS Steven Gaven Chief Financial Officer

1Q19 CONSOLIDATED FINANCIALS ($ in millions, except per share data) Notable Reported Operating1 Items Net Income $19.4 $1.3 $20.7 Operating Diluted EPS $0.25 $0.02 $0.27 Performance ROACE2 10.3% 11.0% ROATCE2 11.6% 12.4% Average Deposits $6,767 Balance Sheet Average Loans $6,877 & AUM Total AUM $16,122 Total net flows ($963) Tier 1 Common Equity Ratio 11.4% Capital Tangible Book Value Per Share2 $8.47 Notable Items $1.6 million restructuring expense related to executive departures (1) Operating metrics have been adjusted to exclude the after-tax impact of notable items and are non-GAAP measures. After-tax impact of Notable Items calculated using federal statutory rate of 21%. See page 16 of 1Q19 earnings slides for GAAP to non-GAAP reconciliation 17 (2) Non-GAAP measures. See footnotes of 1Q19 earnings release for reconciliation ROACE = Return on Average Common Equity ROATCE = Return on Average Tangible Common Equity

STATE OF THE BALANCE SHEET Loans Deposits 1Q19 AVERAGE BALANCES 1Q19 AVERAGE BALANCES 54% COMMERCIAL 29% 29% NON-INTEREST BEARING 46% 54% 71% 46% PRIVATE CLIENTS 71% INTEREST BEARING Commercial Demand Real Estate $2,398 Deposits $1,975 COMMERCIAL MIX TYPE C&I $1,070 Savings & NOW ($ in millions) ($ in millions) $675 Construction Money Market $3,341 & Land $211 CD $776 PRIVATE Residential $2,973 Cost of Interest-bearing deposits: 1.19% CLIENTS Mortgage 1Q19 Cost of Total deposits: 0.84% ($ in millions) HELOC & Consumer $225 18

STATE OF NONINTEREST INCOME BUSINESSES Assets under Management / Advisory Total Revenue $ in billions $ in millions Investment Management Noninterest income Wealth Advisory Net Interest Income 1 Wealth Management & Trust 43% 29% 57% 71% $30.5 $377.5 $366.2 $352.1 $27.6 11.3 152.8 1 131.6 10.6 1 151.7 $15.9 $16.1 1.7 1.6 11.4 10.0 6.6 7.0 224.7 234.6 $82.6 200.4 24.3 7.0 7.9 7.6 7.6 58.3 2016 2017 2018 1Q19 2016 2017 2018 1Q19 1. Two divestitures of non-core affiliates completed in 2018 resulting in lower AUM, lower noninterest income contributions to revenue, and EPS headwinds Strategic intent is to redeploy proceeds in advisory focused wealth management businesses 19 to grow higher quality noninterest income Noninterest income includes Core Fees & Income Assets under Management / Advisory figures are end of period figures

STRATEGY OUTCOME: PERFORMANCE PROFILE 1Q19 2022 PROJECTIONS AUM $16.1 billion $50.0 billion GROWTH Balance Sheet $8.6 billion $11.2 billion Efficiency Ratio 69.7% Less than 65% (consolidated basis) PROFITABILITY ROACE 11.0% 15.0%+ (operating basis) Noninterest income 29% Greater than 45% REVENUE MIX contribution to revenue of total revenue of total revenue 20 AUM = Assets Under Management / Advisory ROACE = Return on Average Common Equity Noninterest income includes Core Fees and Income Effiicency Ratio and ROACE are non-GAAP measures

CAPITAL DEPLOYMENT PHILOSOPHY . Primary focus is on accelerating revenue growth through AUM and ORGANIC balance sheet growth GROWTH . Near term target of mid-single digit balance sheet growth . INORGANIC Open to acquiring when combination supports strategic objectives, GROWTH specifically AUM growth . Maintain current dividend of $0.12 in the near term DIVIDEND . Lower long-term payout ratio through earnings growth CAPITAL RETURN SHARE . To be used opportunistically REPURCHASE Targeting 9.5% - 10.5% Tier 1 Common Equity 21

RETURN ON AVERAGE COMMON EQUITY: ROADMAP TO 2022 . AUM build will be primary benchmark for achieving ROACE target ASSUMPTIONS . Mid-single digit balance sheet growth in current rate environment assumes challenging yield curve . KEY TAKEAWAYS NONINTEREST $50 billion of AUM persists INCOME . GROWTH 0.60% effective fee rate . Expense growth dependent on timing of AUM build. Expenses to be managed to 200 basis points of positive operating leverage over forecast horizon . 7% balance sheet growth NET INTEREST INCOME . Current rate environment persists GROWTH . Expense growth dependent on timing of AUM build 6% EXPENSE GROWTH 11% 15.0% . Positive operating leverage of 200 1% bps over forecast horizon 11.0% LOAN LOSS . Provision expense driven by balance PROVISION sheet growth reflecting loan mix . Lower long term payout ratio achieved through earnings growth CAPITAL . Opportunistically evaluate share 1Q19 Revenue Expense Loan loss 2022 repurchases ROACE Growth growth provision ROACE Projection 22 ROACE = Return on Average Common Equity

FUTURE STATE: UNIQUE AND ATTRACTIVE FINANCIAL PROFILE Based on 2018Y reported ROACE: 15%+ results for 342 US banks $1-150 billion of Total Assets 30 banks 3 banks 2 banks Wealth- Focused1 Fee with AuM to income Assets ratio >40% 1 Bank Ratio >100% 1 bank 4 banks 9 banks 23 1 Wealth-Focused banks include BOKF, BMTC, CBSH, FFWM, FMBI, FRC, INDB, PFS, and WASH ROACE = Return on Average Common Equity

ORGANIZATIONAL STRUCTURE Anthony DeChellis Chief Executive Officer

EXPERIENCED MANAGEMENT TEAM



ANTHONY DECHELLIS
Chief Executive Officer

PRIOR EXPERIENCE:
Credit Suisse, CEO Private Bank Americas
UBS, Head of Private Wealth Management
Merrill Lynch, Head of Europe Private Banking



PAUL SIMONS
President
Private Banking,
Wealth & Trust

PRIOR EXPERIENCE:
Credit Suisse, Co-Head of Private Banking USA

Merrill Lynch, part of executive team responsible for constructing Private Banking and Investment Group



JIM BROWN
President
Commercial Banking

PRIOR EXPERIENCE:
Has led commercial banking at BPBTC since 1999

Oversaw growth of commercial loan portfolio from $191 million to $3.7 billion

Previous experience at State Street Bank & Trust Company and Shawmut Bank



MAURA ALMY
Chief Operating and Platform Officer

PRIOR EXPERIENCE:
Santander Securities, Chief Operating Officer

Credit Suisse, Managing Director, Operations and Technology



BILL WOODSON
EVP, Head of Family Office and Wealth Advisory Services

PRIOR EXPERIENCE:
Citi Private Bank, Head of Family Office Group

Senior private banking and family office positions at Credit Suisse and Merrill Lynch



Steven Gaven
Chief Financial Officer



Colleen Graham
General Counsel



Joy McCune
Chief Human Resources Officer



Tim MacDonald
Chief Risk Officer



Jackie Shoback
Chief Marketing Officer

25

BOSTON PRIVATE
WEALTH · TRUST · PRIVATE BANKING

THE WAY FORWARD BOSTON PRIVATE CLIENT EXPERIENCE BEST PEOPLE: KNOWLEDGEABLE RELATIONSHIP MANAGERS SUPPORTED BY TEAM OF EXPERTS VALUECHAIN INTELLIGENT ECOSYSTEM: EMPOWERING TECHNOLOGY & CLIENT CONNECTIVITY PLATFORM FOUNDATION: COMPREHENSIVE BANKING, LENDING, WEALTH, TRUST, and INVESTMENTS 26

PLATFORM Maura Almy Chief Operating and Platform Officer

COMPLETE DIGITAL, OPERATIONAL AND ORGANIZATIONAL ROADMAP REDESIGN CURRENT OBJECTIVE: END STATE: . Standardize and clean up data A platform that: . Make Salesforce the common denominator . Fully enables client engagement for all applications . Eliminates friction in user experience . Deliver enhanced digital platform . Drives revenue through integrated capabilities CLIENT HUB MORTGAGE ORIGINATION SALESFORCE DEPOSIT CORE BANKING WEALTH PROCESSING HUB HUB Data COMMERCIAL WEALTH Hub LOAN CUSTODY MANAGEMENT CRM MULTIPLE WEALTH SALESFORCE AS COMMON DENOMINATOR DATAMARTS REPORTING Partnering with market dominant, industry leading software applications TARGETED COMPLETION DATE: END OF 2019 FOUNDATION IN PLACE: EXPECTED EARLY 3Q20 28

FUTURE STATE PLATFORM WILL ENHANCE CLIENT EXPERIENCE AND DRIVE CLIENT-CENTRIC PROCESS EFFICIENCIES

Enhancing the Client Experience

CLIENT HUB

CLIENT FACING PORTAL WITH FEATURES ENABLED BY INTEGRATING BEST IN CLASS THIRD PARTY SOLUTIONS, ACCESSED THROUGH A SINGLE POINT OF ENTRY

- Enhanced digital banking experience through redesigned client portal
- Digitally enabled 360 view for clients
- Concierge call center desk

WEALTH HUB

INTEGRATE TARGETED SERVICES WITH CLIENT HUB

- Trust and Wealth Client portal
- Performance reporting
- Performance management
- Financial Planning and reporting
- Open architecture to support client segmentation model: Private Wealth, Family Office, to possible Digital Advice platform

Driving Process Efficiencies

BANKING HUB

- Streamline deposit and lending account opening and product selection
- Standardize and enhance loan origination processes and data attributes
- Real time loan pricing
- Data reporting
- Cross functional datamart

29

BOSTON PRIVATE
WEALTH · TRUST · PRIVATE BANKING

ONE BOSTON PRIVATE EXPERIENCE – EVERY USER AND CHANNEL A single platform to deliver banking and wealth for all client segments Flexible design to deliver tailored experiences Open integration to incorporate third party systems 30

ANTICIPATED DELIVERY TIMELINE

	2019	2020	2021
DATA	▪ Rebuild structure, storage, access, and standardize attributes across lines of business ▪ Build out loan pricing and credit access model, with integration across lines of business	▪ Cloud consolidation ▪ Salesforce, nCino, Precision lender, Advent integration ▪ Salesforce- Fiserv integration ▪ Wealth & Trust Reporting build	▪ Enable predictive analytics ▪ Design AI platform ▪ Develop Customer Insights engine ▪ Self-service dashboards and reporting
PRODUCT	▪ Launch enhanced digital mobile banking platform ▪ Initiate rebuild of Salesforce and processing integration	▪ Mobile platform: Initiate P2P build ▪ Launch Salesforce with cross functionality operating and product capabilities	▪ Ongoing mobile banking enhancement ▪ Build out client portal overlay and SSO ▪ Ongoing Salesforce enhancements
SERVICES	▪ Launch enhanced client concierge call center ▪ Redesign infrastructure interfaces	▪ Call Center: sophisticated call routing ▪ Integrate client portal with 360 client onboarding	▪ Ongoing client engagement enhancements build

31

BOSTON PRIVATE
WEALTH · TRUST · PRIVATE BANKING

PRIVATE BANKING, WEALTH & TRUST Paul Simons President Private Banking, Wealth, & Trust

CLIENT VALUE PROPOSITION Focused on adding value to clients at the highest point of the value chain BOSTON PRIVATE CLIENT EXPERIENCE Client outcome focused 1 Helping clients achieve better outcomes for ambitions that stretch beyond financial BEST PEOPLE: KNOWLEDGEABLE RELATIONSHIP MANAGERS SUPPORTED BY TEAM OF EXPERTS The Power of the VALUECHAIN INTELLIGENT ECOSYSTEM: 2 Connected Community EMPOWERING TECHNOLOGY & A network where knowledge consumption and CLIENT CONNECTIVITY contribution account for substantial value. PLATFORM Making a Positive Impact FOUNDATION: 3 Leverage the Boston Private relationship and COMPREHENSIVE BANKING, the power of the network to make a significant LENDING, WEALTH, TRUST, and impact that aligns with client’s goals and values INVESTMENTS 33

BOSTON PRIVATE: A SWEET SPOT FOR CLIENTS, TALENT, AND SHAREHOLDERS LARGE SCALE NATIONAL/ GLOBAL REGIONAL BANKS WEALTH MANAGERS INDEPENDENT RIAS 34

BUILDING SCALE Make Boston Private a destination for the industry’s best talent . Recruit and retain qualified relationship managers with prerequisite skills, knowledge, and experience to deliver on aspiration . Invest in and develop current talent . Deepen bench of subject matter experts (wealth strategists) . Build out and develop private bankers focused on wealthy individuals and families with complex needs . Disciplined ROI hiring model 35

EVOLVING OUR RELATIONSHIP MANAGEMENT MODEL Continue to support existing bifurcated sales Multi-functional Broad relationship manager model, while incorporating new multi-functional coordinated sales and relationship manager approach Credit Advisors supporting service team relationship managers CLIENT Investment experts supporting banking relationship managers Wealth Advisor PRODUCT BREADTH PRODUCT Business Development Wealth separate from Investment Strategist service delivery Expert Fiduciary Private Narrow Specialist Banker Investment Integrated Wealth Management COMPANY HERITAGE ALLOWS US TO: . Access a larger pool of industry talent . Ensure a single point of contact for client solutions . Consistently deliver on our client experience 36

ALIGNMENT OF COMPENSATION AND INCENTIVES Attract and retain talent, while aligned with best interests of clients and shareholders ALIGNMENT Align compensation with growth, delivery on our value proposition and the interests of shareholders STRUCTURE Results based More formulaic, less discretionary compensation aligned with shareholders OWNERSHIP CULTURE Broaden base of employee stock ownership 37

PRODUCT AND SOLUTIONS PLATFORM INVEST WEALTH BANKING LENDING TRUST MENTS ADVISORY . Personal Banking . Residential mortgage . Fiduciary Advisory and . Asset allocation . Financial planning consultative services . Concierge Banking . Specialty assets . Portfolio construction . Tax, Trust, and Estate . Personal specialists . Bill Pay . Portfolio lending . Open architecture Representative/executor . Vital inventory . Mobile/Online . Capital call lines . Customized proprietary . Agent for trustee management strategies . Cash Management . Commercial . Custody services . Perspectives network . Model management . CRE . Administration of . Family Office services . Manager search and . C&I specialty assets selection . Multi-generational . Specialty . Corporate Trustee wealth planning and . Alternative investments education . Foundations . Concentrated Stock . Philanthropic Planning strategies Segment and price offering, based on complexity, level of wealth, complexity and overall relationship with Boston Private 38

ACCELERATE GROWTH OF PRIVATE BANKING AND PERSONAL DEPOSITS . Package banking, wealth, lending, and advisory solutions for corporate executives, and partners of PE, VC, and professional services firms . Leverage extensive network of commercial lending clients . Extend buildout of private lending capabilities, including wealth secured lines of credit and other specialty assets . Strategically utilize and price balance sheet for deposit growth . Expand residential mortgage delivery in strategic states . Reimagine use of retail branch space and reposition branch structure from point of service to sales focus . Accelerated deposit generation through cash sweep from wealth management AUM growth 39

PRIVATE BANKING, WEALTH & TRUST: ROADMAP TO SHAREHOLDER VALUE . Recruit top sales and advisory professionals to achieve critical mass . Deepen pool of specialists supporting advisors and clients SCALE . Invest in training, developing and retaining existing talent . Maintain price and ROI hiring discipline . Alignment with growth, client experience, organizational achievement . COMPENSATION Adopt more formulaic, less discretionary structure . Drive ownership culture, aligned with shareholder value creation PRODUCT AND . Fill gaps to ensure table stakes product and solutions set SOLUTIONS . Segment and price offering consistent with level of wealth, complexity and PLATFORM overall relationship with Boston Private . Reposition private banking and branch network to drive personal deposits INTEGRATED . Leverage commercial relationships to deliver private banking and wealth solutions FUNDING STRATEGY . Expand existing cash sweep capability to capitalize on AUM growth . Outcome based – consistent with personal and family goals . CLIENT EXPERIENCE Connected communities – network of perspectives . Positive impact 40

Commercial Banking Jim Brown President Commercial Banking

COMMERCIAL BANKING FOUNDATION End of period balances, ($ in billions) $3.7 ~245% TRACK RECORD $3.4 $3.5 CRE to Risk-Based Capital $3.2 OF STEADY $2.8 $2.9 GROWTH OF LOW $2.5 $2.6 RISK COMMERCIAL LOAN PORTFOLIO ~17% Construction to Risk-Based Capital 2011 2012 2013 2014 2015 2016 2017 2018 LOAN TO DEPOSIT RATIO FOR COMMERCIAL CLIENTS EAST COAST LOAN PORTFOLIO REPRESENTS ~120% ~90% ~75% PREFERRED LOAN West Coast East Coast TYPE MIX All commercial clients 42 Commercial loans include C&I, Commercial Tax Exempt, Commercial Real Estate, and Construction and Land

REPOSITION COMMERCIAL LOAN PORTFOLIO TO DRIVE DEPOSIT GROWTH Current Mix Increase overall weighting of C&I lending CRE C&I by generating balanced run rate growth As of 3/31/19 $1.3 bln 55% of total $1.1 bln 45% of total $0.9 bln 73% of total CRE C&I $0.3 bln 50% 50% 27% of total East Coast West Coast East Coast West Coast 43 CRE includes Construction & Land C&I includes Commercial Tax Exempt loans, a strategic segment that includes private schools and nonprofits as well as owner-occupied CRE

STRENGTHEN COMMERCIAL BANKING PLATFORM FOR GROWTH AND EFFICIENCY . Acquire talent in high quality client segments Private Partnerships TALENT AND TEAM . Privately held businesses DEVELOPMENT Position cash management as a leading client Professional Services Firms value proposition Nonprofits . MARKET Deepen and diversify capabilities in California STRATEGY . Introduce lending to strategic client segments in Greater NYC Implement new operating environment to drive efficiencies, scale, and EFFICIENCY more informed pricing decisions RISK MANAGEMENT Manage risk appetite for client acquisition while retaining top quartile credit metrics 44

HIGHLY ENGAGED CREDIT CULTURE Years of Experience Criticized & Classified Loans at BPFH Industry $ in millions $360.7 Pacific Northwest1 EXPERIENCED TEAM Southern California Bob Buffum 22 30+ $34.7 San Francisco Bay RESPONSIBLE FOR Chief Credit Officer New England $45.6 Banks Chair of Loan Committee WORKING OUT consolidated in LOANS AND $223.5 2Q11 REMIXING LOAN Tim MacDonald 10 30+ $36.1 Chief Risk Officer $174.9 PORTFOLIO $141.3 Chair of Executive Loan Committee FOLLOWING 2011 $99.1 BANK INTEGRATION $37.9 Jim Brown 20 30+ $46.8 President $105.5 $88.3 Commercial Banking $56.6 1Q11 1Q13 1Q19 1 divested in 2013 . Known and emerging issues are quickly identified, evaluated for probability and potential impact; assigned individual responsibility to resolve within specified time frames and milestone reporting $ in millions +$102.2 ($109.3) ($1.0) ACTIVE LOAN Loan Payoffs PORTFOLIO Downgrades Paydowns Charge-offs MONITORING AND Upgrades Transfers to OREO MANAGEMENT $154.8 $146.6 45 12/31/17 CRITICIZED & CLASSIFIED LOANS 12/31/18

CONCLUSION . Good core competencies . Recognition for service excellence . Solid brand and excellent reputation . Excellent markets for growth . Size and financial strength allow us to be nimble . Experienced leadership team . Innovative client experience . Pipeline for new talent is deep . Organized for collaboration and growth 46

INVESTOR CONTACT: Adam Bromley (617) 912-4386 abromley@bostonprivate.com

Anthony DeChellis is the Chief Executive Officer and President of Boston Private. He joined the Company and was elected to the Board in November 2018. Mr. Anthony DeChellis DeChellis has over 30 years of experience in the financial services industry. Chief Executive Officer Prior to joining the Boston Private, he was the President of OurCrowd Venture Capital from 2014 to 2016, where he developed the firm’s business strategy for an equity capital crowdfunding platform, established a deal flow process to review hundreds of company investment opportunities each year and initiated the development of a new website to engage and manage client relationships. From 2006 to 2013, Mr. DeChellis was the CEO of Credit Suisse Private Banking - Americas. In this role, he provided executive leadership for Credit Suisse’s Private Banking & Wealth Management businesses in North and South America and served as a member of the CS Global Private Banking Management Committee, the Board of Directors for Credit Suisse Securities USA, LLC, the firm's Private Banking Global Risk Management Committee, the firm’s Global Diversity Committee and the CS Global Investment Banking Management Committee. From 2003 to 2006, Mr. DeChellis was the Head of UBS Private Wealth Management. During his tenure at UBS, Mr. DeChellis launched the Private Wealth Management business for UBS in the United States and oversaw the expansion of services catering to ultra-high net worth clients. He was a member of the UBS Americas Management Council and the UBS Global Private Banking Leadership Group. Prior to joining UBS, from 1987 to 2003, Mr. DeChellis held various positions at Merrill Lynch, including Head of International Private Banking for Merrill Lynch Europe. Mr. DeChellis is a member of the Board of Trustees of The Berkshire School, the Board of Directors of The Open Door Homeless Shelter and the President’s Leadership Council of Rollins College.

Steven Gaven joined the Company in November 2011 as Vice President, Corporate Finance and Director of Steven Gaven Investor Relations of the Company. In February 2016, he was named Chief Financial Officer of Boston Private Wealth LLC ("BPW"), a wholly-owned subsidiary of Chief Financial Officer Boston Private Bank & Trust Company (“Bank”). He became Executive Vice President and Chief Financial Officer of the Company and the Bank in January 2018 while also continuing in his role as Chief Financial Officer of BPW. Prior to joining the Company, Mr. Gaven was a member of the U.S. Industrials equity research team at Susquehanna International Group after holding several corporate finance roles at Investor Financial Services Corp. Mr. Gaven serves on the board of directors of the Boston Private Bank & Trust Company, Boston Private Wealth, and KLS Professional Advisors Group, LLC, all of which are affiliates of the Company.

Maura Almy joined Boston Private in February 2019 as Executive Vice President and Chief Operating and Platform Maura Almy Officer of the Company and the Bank. Ms. Almy has over 35 years of experience in roles spanning across retail trading, client relationship management, sales, operations Chief Operating and and technology. Platform Officer Prior to joining Boston Private, from January 2014 to July 2018, Ms. Almy was a Senior Vice President and Chief Operating Officer of Santander Securities LLC USA, where she led the operations, information technology, project management, vendor management and business continuity planning functions; managed wealth management for the investments division; built middle office call centers; and conceptualized and implemented Salesforce applications for the various business lines within the organization. She also served on various committees at Santander Securities, including as a voting member of the Executive Committee, the elected chair of the Risk Committee (2014 to 2016) and a voting member of the New Product Committee. From April 2009 to October 2013, Ms. Almy held the positions of Director, and subsequently Managing Director, at Credit Suisse - Private Banking Americas. During her tenure there, she oversaw operations and technology, and led the organization's expansion into Chile, as well as its efforts to build out operations and technology solutions to meet needs of The Americas client marketplace. Prior to Credit Suisse, Ms. Almy served in numerous leadership roles at Fidelity Investments, Barber & Bronson, Bear Stearns & Co. Inc., Dean Whitter / Morgan Stanley, among others, managing operations platforms delivered through technology.

Paul Simons has 30 years of experience in the financial services sector with demonstrated expertise and leadership in virtually every aspect of financial services, including asset Paul Simons management, wealth management, financial technology, private banking, investment banking, family office and client President, Private Banking, relationship management. From May 2017 to November 2018, Mr. Simons was a Managing Director of Seaport Global Holdings, an Wealth & Trust institutional securities firm, where he developed and launched Seaport Global Asset Management, a business to diversify the firm’s revenue streams and deliver bespoke managed investment solutions to wealthy families and related entities. Prior to joining Seaport, from December 2014 to October 2016, he served as provisional CEO for a start-up financial information and technology company. In this role, he led the delivery of a launch-ready comprehensive digital investment, capital markets origination, and advanced data and analytics platform for investors, advisors, financial institutions. From 2006 to 2011, Mr. Simons held a range of positions with increasing responsibility at Credit Suisse, beginning with Managing Director, Head of Americas Client Solution Group, before becoming Managing Director, Co-Head of Private Banking USA, and ending with his promotion to Managing Director, Head of Americas Wealth Management Solutions, a position in which he was responsible for the management and development of onshore investment product and service platforms across North and South America. During his tenure at Credit Suisse, Mr. Simons also was an active member of the firm’s Global Executive Committee and Managing Director Evaluation Committee. From 1988 to 2006, Mr. Simons held various positions at Merrill Lynch, including Managing Director, Global Markets and Investment Banking. He serves on the board of Intonation Music Workshop, a non-profit music education initiative directed towards underserved youth in the Chicago area, and as a trustee of Millbrook School, a private coeducational boarding school in Millbrook NY.

Mr. Brown joined Boston Private in 1999. He is Executive Vice President and President of Commercial Banking. Mr. Jim Brown Brown has led the Commercial Banking business across the Bank’s three key markets, Boston, Los Angeles and San Francisco, since the merger of affiliates into one President bank. In his time at Boston Private, the commercial loan Commercial Banking portfolio has increased from $191 million to $3.7 billion. Jim is Vice-Chair of the Company's Executive Loan Committee and he has served on various other committees including ALCO, Sales and Marketing, and the Executive Leadership Team. Jim is a member of the Boston Private Bank & Trust Company's Board of Directors, and he also sits on the Board of Boston Private Wealth. Jim earned a BS from Nichols College in 1987, where he has served as a Trustee since 2017, and a MBA from Boston College in 1991.